Exhibit 99.2

1 Cellectar Biosciences NASDAQ: CLRB January 11, 2016

2 Safe Harbor Statement This slide presentation contains forward - looking statements . Such statements are valid only as of today, and we disclaim any obligation to update this information . These statements are only estimates and predictions and are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made . These statements are based on our current beliefs and expectations as to such future outcomes . Drug discovery and development involve a high degree of risk . Factors that might cause such a material difference include, among others, uncertainties related to the ability to raise additional capital required to complete the development programs described herein, the ability to attract and retain partners for our technologies, the identification of lead compounds, the successful preclinical development thereof, the completion of clinical trials, the FDA review process and other government regulation, our pharmaceutical collaborators’ ability to successfully develop and commercialize drug candidates, competition from other pharmaceutical companies, product pricing and third - party reimbursement . A complete description of risks and uncertainties related to our business is contained in our periodic reports filed with the Securities and Exchange Commission including our Form 10 - K/A for the year ended December 31 , 2014 . These forward looking statements are made only as of the date hereof, and we disclaim any obligation to update any such forward looking statements .

3 Investment Overview • Oncology - focused biopharmaceutical company in Madison, WI • Phospholipid Drug Conjugate (PDC) Delivery P latform – Phospholipid Ether cancer - targeting v ehicle – Enables delivery of diverse oncologic payloads – Increases payload therapeutic window • Pipeline of PDC cancer therapeutics and diagnostics • Focused plan to unlock PDC Delivery Platform value – Advance CLR 131 therapeutic franchise – Develop early - stage chemotherapeutic conjugates – Expand PDC pipeline through collaborations

4 • Proprietary small - molecule • Highly selective cancer and CSC targeting • Uptake and prolonged retention in malignant cells – POC in broad range of cancers • Ability to attach diverse oncologic payloads • Extensive research and peer reviewed scientific validation Basis for PDC Delivery Platform Phospholipid Ether Cancer - Targeting Vehicle 6/2014 2/2015

PDC Cancer-Targeting Validation in Broad Range of Cancers

In Vitro Mechanistic POC

- Lipid Raft Uptake
- Cytoplasm & Cell Organelle Delivery
- Prolonged Retention


Malignant vs normal
PC3
NFA
Prostate
Glioma stem cells
Multiple Myeloma

In Vivo POC

- 60+ Cancer & CSC Models
- Therapeutics & Imaging


Colon
Pancreas
TN Breast
Colon
Prostate
Breast
Brain
Sarcoma
Colorectal xenograft

In Human Data

- 70+ Patients
- 10+ Cancer Types


Colorectal - Lung Met.
Prostate
Glioma
Lung - Brain Met.

Demonstrated Clinical Translation

CELLECTAR BIOSCIENCES

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6 PDC Diverse Payload Delivery Validation Radioisotopes for Cancer Imaging • CLR 124: Glioma • Iodine - 123 Fluorophores for Imaging - Guided Surgery • CLR 1502: Optical Imaging • CLR 1501 Chemotherapeutics for Cancer Therapy • CLR 1603 - PTX: Paclitaxel • CLR CTX Development Program Other Payloads • Product development and commercialization collaborations Radioisotopes for Cancer Therapy • CLR 131: Multiple Myeloma • Iodine - 125

7 PDC D elivery Platform Overview + + Linker = Increased Therapeutic Window Drug Linker Drug Phospholipid Ether Enabling Targeted Delivery of Diverse Oncologic Payloads PDC Cancer Targeting Vehicle Versatile Chemistry Payload Diversity Phospholipid Drug Conjugate

8 PDC Cancer - Targeting and Payload Delivery Antibody - Drug Conjugates (ADCs) Phospholipid Drug Conjugates (PDCs) Extracellular Space Intracellular (Cytoplasm) Antigen Antibody Lipid rafts Lipid rafts Antigen (+/ - ) Targeting : Lipid rafts Delivery : Cell cytoplasm Cancer stem cells Targeting: Tumor - specific antigens Delivery: Cell s urface

PDC Delivery Platform Summary

DELIVERY PLATFORM	PDC	ADC
Description	PLE: Small-Molecule	Antibody: Biologic
Manufacturing Cost/Complexity	Low	High
Cancer Targeting	Cancer Selective	Antigen Selective
--Cancer Stem Cell	Yes	?
-- Brain Metastases	Yes	?
Targeting Mechanism	Membrane-Lipid Rafts	Membrane-Antigen
Payload Delivery	Cytoplasm/Cell Organelle	Linker/Payload Dependent
Retention	Prolonged	Linker/Payload Dependent
Linker Options	Simple	Complex
Payload Diversity	Multiple	Multiple

PDCs Represent a New Class of Cancer Targeting & Payload Delivery

CELLECTAR BIOSCIENCES
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10 PDC Product Development Pipeline PDC Program Payload Indication Discovery Phase I Phase II CLR 131 Iodine - 131 Multiple Myeloma Preclinical CLR 125* Iodine - 125 Micrometast. Disease CLR CTX NP cytotoxics (Undisclosed) Undisclosed CLR 1603 - PTX PTX CLR CTX PTX, GEM, GEL Performance - based Performance - based CLR 124 Iodine - 124 CLR 1502 IR - 775 Glioma Breast Cancer Lumpectomy Radio Tx Dx CDx In - House Development Collaborations Class * The development of CLR 125 is fully funded by a NCI Phase I/II Fast - Track SBIR research grant award PTX = paclitaxel; GEM = gemcitabine; GEL = geldanamycin Chemo Tx Category Collaboration Platform

11 CLR 131: Lead PDC Radiotherapeutic Product • Payload: Iodine - 131 – Cytotoxic r adioisotope – Thyroid cancer Tx • PDC: CLR 131 – Targeted cytotoxic delivery – Tumor uptake, retention and efficacy demonstrated in human (N=23) • Liquid and solid tumors – Solid tumor MTD established and activity observed – Indications beyond thyroid cancer Tx • Multiple Myeloma, o ther cancers Linker 131 I Opportunity for Expanded Oncology Indications

12 CLR 131: Clinical Rationale For Multiple Myeloma • Multiple Myeloma – Incurable hematologic cancer – Orphan Designation – Unmet need in relapsed/refractory setting – Patient Demographics – Quantitative response criteria – M - protein marker – Free Light Chain (FLC) • CLR 131 – Established radiosensitivity – In vivo MM cell uptake – imaging validation – Novel mechanism of action – Single dose treatment 12

13 CLR 131: Clinical/Regulatory Rationale For Multiple Myeloma • Regulatory pathway – Orphan designation granted – Potential for fast track, breakthrough therapy, accelerated approval 13 Response Rate by Line of Therapy 0 25 50 75 100 1st 2nd 3rd+ Response Rate % Line of Therapy 0 6 12 18 24 30 36 1st 2nd 3rd+ Line of Therapy Time to Progression (months) Time to Progression by Line of Therapy

14 CLR 131: Phase 1 Multiple Myeloma Study Overview • Multi - center, open label, dose escalation trial initiated Q2 2015 • Relapsed or refractory patients • Primary objective: – Characterize safety & tolerability • Secondary objectives: – Establish phase II dose – Assess therapeutic activity • First cohort dosed @ 12.5 mCi/m 2 • 85 day post dose study duration – Safety monitoring 14

15 CLR 131: Cohort #1 Patient Performance Treated Patients Prior Treatment Age AE’s Disease Assessment 1 Stable Disease Duration 1 12 Systemic Regimens 55 Flushing 1 Anemia 3 Stable 43 Days 2 3 Systemic Regimens 1 Radiation Treatment 74 None Not Assessed N/A 3 3 Systemic Regimens 70 Nausea 1 Sinus Brady 1 Lymphopenia 3 Headache 1 Stable 85+ Days 4 3 Systemic Regimens Autologous SCT 76 Hypophosphatemia 3 Stable 22 Days 5 3 Systemic Regimens 67 Decreased WBC 2 Decreased Platelet 3 Stable 85+ Days 1 . International Myeloma Workshop Group (IMWG) Criteria 15

16 CLR 131: Cohort #1 Patient Performance % Change from Baseline 16 Patient #3 Patient #5 -70.0% -60.0% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% 131 Dose % Change from Baseline Free Light Chain Assay # of Days 1 22 43 64 85 -35.0% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 131 Dose Serum M - Protein # of Days 1 22 43 64 85

CLR 131: Market Rationale for Multiple Myeloma

- Unmet need remains in the relapsed or refractory setting
- 2nd most common hematologic cancer
  - Prevalence ~ 90,000
  - Incidence ~ 26,850
  - Relapsed/Refractory ~ 13,000
- Global MM drug market
  - 2014-2019 5-8.5% CAGR
- Premium pricing for marketed products
  - $55k - $150k+

"Judging by the results of the first cohort, I believe there is significant potential for CLR 131 as a safe and tolerable treatment modality for relapsed or refractory multiple myeloma," stated Sikander Ailawadhi, MD, senior associate consultant, Division of Hematology/Oncology, Department of Medicine, The Mayo Clinic, Jacksonville, Florida, and the site's lead investigator.

Cohort #2 Initiated at 18.75 mCi/m^2; a 50% Dose Increase

CELLECTAR BIOSCIENCES
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CLR 125: Pre-Clinical PDC Radiotherapeutic Product

- Payload: Iodine-125
  - Cytotoxic radioisotope
  - Prostate brachytherapy Tx
- PDC: CLR 125
  - Targeted cytotoxic delivery
  - Micrometastatic disease
    - Uniquely efficacious
  - Lower hematological toxicity
- Development
  - Funded by a $2.3M NCI SBIR grant
  - Small /disseminated tumors and micrometastatic disease


Linker
125I

NCI Funded Research Collaboration to Assess CLR 125 Clinical Applications

CELLECTAR BIOSCIENCES
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19 PDC Chemotherapeutic Program Overview • Objective – Develop chemotherapy PDCs with improved efficacy & tolerability • Clinical rationale – Chemotherapeutics highly effective, yet highly toxic drugs – Improve drug therapeutic index through targeted delivery – Cancer stem cell delivery – increased durability • Business rationale – Many failed, pre - clinical, clinical and on market chemo's – New products, new patent life & life cycle management – Reduced regulatory hurdles Creating Opportunities for Clinical Development Partnerships

20 PDC Chemotherapeutic Program Progress • Initial chemotherapeutic payload candidates – PTX, SAHA, GEM, GEL, MER • PDCs synthesized – Four different payloads, multiple linkers and analogs • In vitro studies – 12 tumor cell lines – Multiple PTX and GEL PDC analogs – Documented stability and cytotoxic activity • Lead PDC selected for in vivo targeted delivery studies – CLR 1603 - PTX • PDC targeted delivery assessment toolkit in development – Efficient, cost - effective payload analysis

21 CLR 1603 - PTX: Pre - Clinical PDC Chemotherapeutic • Payload: Paclitaxel – Well characterized chemotherapeutic – Breast, lung and ovarian cancers • PDC: CLR 1603 - PTX – Established linker and conjugation – Lead PDC for R&D model • Future PDCs, new CTX payloads • Process for targeted delivery assessment • Next steps – In vivo pre - clinical data update – Q2 2016 Expanding Therapeutic Index Linker PTX

22 Pierre Fabre PDC Collaboration • Announced December 2015 • Objectives – Co - design library of PDCs – Conduct in vivo POC studies – Evaluate therapeutic index vs. untargeted payloads • Pierre Fabre to provide payloads – Proprietary natural product - derived cytotoxics • Cellectar to lead conjugation and POC studies “We are convinced that Cellectar’s proprietary technology will provide our cytotoxic molecules with tissue specificity and enhanced safety which are typically lacking with untargeted agents .” - Laurent Audoly, Head of R&D of Pierre Fabre Pharmaceuticals (Dec., 2015)

Company Milestones

Q3 2015 - Present	Present - Q3 2016	
☑ Introduced PDC Delivery Platform -Therapeutic Focus -CTX Program -Collaboration Model	Pierre Fabre Collaboration Update	TBA
☑ $3.3M Financing	CTX Program Update	Q2
☑ $2.3M NCI Fast Track Grant - CLR 125 Study Initiated	CTX Patent Conversion	Q2
☑ CTX Patent Application Conversion	Phase 1 NCI Fast Track Grant Completed	Q2
☑ Pierre Fabre Collaboration	MM Study Cohort #2 Update	Q3
☑ Positive Phase 1 MM Data	MM Study Cohort #3 Initiation	Q3

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24 Financial Summary Capitalization Common Stock Outstanding 8,581,405 Warrants (exercisable: $2.20 - $25.00) 8,613,137 Options 723,933 Fully Diluted 17,918,475 $2.5 M cash at September 30, 2015 $2.9 M cash raised on October 1, 2015 $5.4 M cash at October 1, 2015

25 Company Leadership Management Jim Caruso President, CEO and Director HIP Innovation Technology - EVP & COO; Allos Therapeutics - EVP & CCO; BCI, Novartis, BASF, BMS Jamey Weichert, PhD Company Founder, CSO, and Director University of Wisconsin Associate Professor of the Departments of Radiology, Medical Physics, Pharmaceutics and member of the Comprehensive Cancer Center J. Patrick Genn VP, Business Development Continuum Investment Holdings - President; Wells Fargo - Executive Chad Kolean CFO Pioneer Surgical Technology - CFO; TomoTherapy – Corporate Controller Kevin Kozak, MD, PhD CMO Mercy Regional Cancer Center - Director of Radiation Oncology; Co - D Therapeutics - Co - Founder Board of Directors Paul L. Berns Chairman of the Board of Directors Anacor Pharmaceuticals - President and CEO; Allos Therapeutics - President and CEO; BCI, Abbott, BASF, BMS Jim Caruso President, CEO and Director HIP Innovation Technology - EVP & COO; Allos Therapeutics - EVP & CCO; BCI, Novartis, BASF, BMS Stephen A. Hill , B.M. B.Ch., M.A., F.R.C.S Director Faraday Pharmaceuticals - CEO; Targacept - President and CEO; Solvay Pharmaceuticals - President and CEO; ArQule, F. Hoffmann - La Roche Ltd. Stefan Loren, PhD Director Loren Capital Strategy - Founder; Westwicke Partners - Head of Life Science Practice; Perceptive Advisors, Legg Mason John Neis Director Venture Investors, LLC; Managing Director, Head of Healthcare Practice Jamey Weichert, PhD Company Founder, CSO, and Director University of Wisconsin Associate Professor of the Departments of Radiology, Medical Physics, Pharmaceutics and member of the Comprehensive Cancer Center

26 Investment Overview • Oncology - focused biopharmaceutical company in Madison, WI • Phospholipid Drug Conjugate (PDC) Delivery P latform – Phospholipid Ether cancer - targeting v ehicle – Enables delivery of diverse oncologic payloads – Increases payload therapeutic window • Pipeline of PDC cancer therapeutics and diagnostics • Focused plan to unlock PDC Delivery Platform value – Advance CLR 131 therapeutic franchise – Develop early - stage chemotherapeutic conjugates – Expand PDC pipeline through collaborations

27 Appendix

28 Intellectual Property Portfolio Patent Composition of Matter Methods of Use Methods of Manufacturing Freedom to Operate Asset CLR 131 12/2016 Orphan Drug - Multiple Myeloma 2025 - Cancer, Solid Tumors 2030 - Cancer Stem Cell 2028 CLR 125 12/2016 Orphan Drug - TBD 2025 - Cancer, Solid Tumors 2030 - Cancer Stem Cell 2028 CLR 124 12/2016 Orphan Drug - Glioma 2025 - Cancer Tx 2028 CLR 1502 2029 2029 2029 Phospholipid Ethers (various) 12/2016 - 2028 2028 2028 Over 28 Patents Issued or Pending

29 CLR 1502: Phase I PDC Cancer Diagnostic Product • Payload: Fluorophore – Fluorescent dye: Assess tissue perfusion • PDC: CLR 1502 – Cancer surgery i maging agent – Accurate visualization of tumor margins • Breast cancer/lumpectomy – Complete malignant tissue removal – Improved patient outcomes & QOL – Limit repeat surgeries – Healthcare system savings • Next steps – Identify optimal clinical development pathway – Assess future cancer surgery indications Evaluating Value - Optimizing Pathways

30 CLR 124: Phase II PDC Cancer Diagnostic Product • Payload: Iodine - 124 – PET/CT imaging isotope – Limited cancer use • PDC: CLR 124 – More precise cancer imaging diagnostic – Early detection, staging, monitoring – Prostate , colorectal, head & neck , other – Brain cancer, glioma & metastases • Next steps – NCI, ICTR (brain metastases/cancer) – Phase II glioma data - collate & assess Evaluating Value - Optimizing Pathways 124